Exhibit 10.17

MASTER FINANCING AGREEMENT

BETWEEN

PACIFICORP FUNDING PARTNERS TRUST

AND

UTILICRAFT AEROSPACE CORPORATION

This Master Financing Agreement (“Agreement”) is made effective this 6th of May 2005, by and between PacifiCorp Funding Partners Trust (“Trust”), a trust formed under the laws of the Republic of Mauritius, and Utilicraft Aerospace Corporation (“Company), a Nevada corporation. Further consideration for this Agreement has been provided by John J. Dupont and R. Darby Boland, as set out below.

BACKGROUND

WHEREAS, Trust has contacts and relationships with brokers, investment bankers and qualified investors throughout Europe, Asia and Africa who desire to fund start-up U.S. business enterprises through the sale and purchase of securities issued by such entities, and has agreed to employ these contacts and relationships to fund the initiatives set out in this Agreement pursuant to the terms hereof.

WHEREAS, Company, Dupont and Boland are willing and have agreed to contribute a total of 80 million shares of Company common stock, newly issued by the Company and transferred from Dupont and Boland, to forward the initiatives set out in this Agreement pursuant to the terms hereof.

WHEREAS, Company is willing and has agreed to issue to Trust Warrants, in the form provided herewith, for the purchase of 60 million shares of Company stock in accordance with the schedule and at prices set out in this Agreement for the purpose of providing capital to Utilicraft pursuant to the terms hereof.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

1.                                       General Definitions and Terms; Rules of Construction.

1. General Definitions and Terms; Rules of Construction.

(a)     General Definitions. Capitalized terms used in this Agreement shall have the meanings assigned to them in Annex A.

(b)    Accounting Terms. Any accounting terms used in this Agreement that are not specifically defined shall have the meanings customarily given them in accordance with GAAP and all financial computations shall be computed, unless specifically provided herein, in accordance with GAAP consistently applied.

(c)     Other Terms. All other terms used in this Agreement and defined in the UCC or the United States Federal Securities Laws, shall have the meaning given therein unless otherwise defined herein.

(d)    Rules of Construction. All Schedules, Addenda, Annexes and Exhibits hereto or expressly identified to this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words “herein”, “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the Exhibits, Addenda, Annexes and Schedules thereto, as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term “or” is not exclusive. The term “including” (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in any Schedules, Addenda, Annexes and Exhibits to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement. All references to any instruments or agreements, including references to any of this Agreement or the Ancillary Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. There are no Ancillary Agreements at this time; any such Ancillary Agreements may, with the parties’ consent, be made part of this Agreement and be subject to the terms and conditions hereof. All references to monetary amounts in this Agreement shall refer to U.S. Dollars.

2.                                       Funding Facility.

(a)                                  Delivery of Shares; Terms of Issuance.

Subject to the terms and conditions set forth herein and in any Ancillary Agreements, Company, Dupont and Boland shall deliver to Trust a total of 80 million common shares of Company’s stock. As to these shares, 60,584,260 shall be newly issued by the Company, 11,660,000 shall be transferred from Dupont, and 7,755,740 shall be transferred by Boland (the “Shares”). The Shares shall be issued or transferred are not and have not been subject of a registration statement deemed effective by the Securities and Exchange Commission and are issued and transferred in accordance with one or more exemptions provided under the Securities Act of 1933. The Shares will be issued or transferred to Trust, and registered on the Company’s share ledger with restrictions on resale as set out in this Agreement. The Shares will have full voting rights to be exercised by the Trustee, as well as rights to any lawfully declared dividends, provided that in the event of Trust’s failure to meet its funding obligations and the subsequent return of any portion of the Shares that Trust will have an obligation to repay any dividends on returned Shares to Company, Dupont and Boland, pro rata. The Shares will not have any pre-emptive rights and will be subject to dilution upon the issuance of any additional shares by the Company. Company specifically disclaims any obligation to register the Shares in any registration statement filed with the Securities and Exchange Commission, but the parties reserve the right, but not the obligation, to negotiate such registration rights for some or all of the Shares pursuant to an Ancillary Agreement.

(b)                                 Delivery of Warrants; Terms of Issuance and Exercise.

Subject to the terms and conditions set forth herein and in any Ancillary Agreements, Company shall deliver to Trust Warrants for the purchase of 60 million common shares of the Company’s stock. Such Warrants shall be in the form attached hereto and shall be exercisable pursuant to the provisions of this Agreement. The shares issued upon exercise of the Warrants shall have full voting rights, as well as rights to any lawfully declared dividend, and shall have no pre-emptive rights. Shares issued upon exercise of the Warrants shall be subject to dilution upon the issuance of any additional shares by the Company. Shares to be issued upon the exercise of the Warrants are not subject of a registration statement deemed effective by the Securities and Exchange Commission and will be issued in accordance with one or more exemptions provided under the Securities Act of 1933. The shares to be issued upon exercise of the Warrants will be registered on the Company’s share ledger with restrictions on resale as set out in this Agreement. Company specifically disclaims any obligation to register shares issued upon exercise of the Warrants in any registration statement filed with the Securities and Exchange Commission, but the parties reserve the right, but not the obligation, to negotiate such registration rights for some or all of such shares pursuant to an Ancillary Agreement.

Notwithstanding the limitations set forth herein, Trust and Company may agree to the issuance and sale of additional shares, warrants or other rights pursuant to any Ancillary Agreements.

(c)                                  Terms of the Warrants.

Subject to the terms and conditions set forth herein and in any Ancillary Agreement the Warrants shall be exercised in accordance with the following provisions:

(i)                                     Warrants for the purchase of 20 million shares shall be exercisable at $.50 per share; these Warrants shall be exercisable for a period of 360 days after execution of this Agreement.

(ii)                                  Warrants for the purchase of 30 million shares shall be exercisable at $1.50 per share; these Warrants shall be exercisable for a period of 540 days after execution of this Agreement.

(iii)                               Warrants for the purchase of 10 million shares shall be exercisable at $2.50 per share; these Warrants shall be exercisable for a period of 720 days after execution of this Agreement.

The Warrants are not assignable, nor can they be resold, absent the parties’ execution of an Ancillary Agreement permitting such assignment or sale.

Pursuant to this Agreement, Trust is to provide a minimum of $40,000,000 in funding to Company and a maximum of $80,000,000 by exercise of the Warrants. Further pursuant to this Agreement or any Ancillary Agreement, in the event that Trust fails to exercise Warrants sufficient to generate the minimum funding provided herein within 540 days following execution of this Agreement, Trust shall, upon demand, return all shares held by it to Company, Dupont and Boland, pro rata, and return all unexercised Warrants to the Company for cancellation or resale. Company specifically disclaims any manner of security interest in the Shares or Warrants, reserving the right only to return of the Shares in the event of a funding obligation failure. The parties expressly reserve the right, without obligation, to renegotiate the terms of exercise of the Warrants, whether as to exercise price or period, in the event of the establishment and based on the condition (price and volume) of a public market for Company’s common stock.

4.                                       Resale of Shares by Trust.

The parties understand and agree that the Trust may, in its discretion offer and sell some or all of the Shares in private transactions or in lawful public transactions, so long as none of these transactions are effected with U.S. Persons, as that term is defined in Securities and Exchange Commission Regulation S, do not involve U.S.-directed selling efforts, and are effected in accordance with the applicable laws of the jurisdiction in or from any such offer or sale is effected.

(a)                                  Regulation S Reselling.

Trust may, from time-to-time, resell some or all of the Shares in qualifying transactions effected pursuant to Securities and Exchange Commission Regulation S. In such event, Trust shall have the sole responsibility to ensure, among other things, that any sales made by it directly or by brokers employed by it will be effected to non-U.S. Persons, that any brokers employed by it are qualified to effect such resales by the applicable laws of the jurisdiction in which the broker operates and the purchasers reside, and that it will provide instructions to the Company’s transfer agent that the Shares shall contain an appropriate legend restricting further resale. Trust furthermore agrees that any disclosure statement used by it in connection with any such offer or sale shall be limited solely to documents either prepared by the Company (although the Company specifically disclaims any obligation to prepare such document), or filed by the Company with the Securities and Exchange Commission. Company agrees to register any Shares sold by Trust in its share ledger in the name of the purchaser. Trust understands and agrees that the sale of any Shares under these provisions will not establish any rights in favor of the purchaser beyond those rights granted to Trust, and further agrees to inform any broker or purchaser with respect to the rights, obligations and limitations applicable to it as set out in this Agreement.

(b)                                 Private Reselling.

Trust may, from time-to-time, resell, grant rights to, barter, swap or otherwise exchange the Shares with qualified purchasers, partners or counter-parties on such terms as Trust and such parties may agree. Trust agrees that it will not enter into any such transaction with a U.S. Person or engage in U.S.-directed selling efforts in connection with any such transaction, and that it will provide instructions to the Company’s transfer agent that the Shares shall contain an appropriate legend restricting further resale. Company agrees to register any Shares sold by Trust in its share ledger in the name of the purchaser. Trust understands and agrees that the sale of any Shares under these provisions will not establish any rights in favor of the purchaser beyond those rights granted to Trust, and further agrees to inform any broker or purchaser with respect to the rights, obligations and limitations applicable to it as set out in this Agreement.

(c)                                  Use of Shares as Collateral.

In consideration of the return provisions, Trust may not use the Shares or any part thereof, as collateral for lending facilities absent consent of the Company. Any such hypothecation of the Shares shall be effected in such a manner that the Company’s rights to return of the shares in the event of a funding obligation failure shall be primary to the collateral interest of a lender. Furthermore, any such lending facility shall not be effected with a U.S. Person, or by use of any U.S.-directed selling efforts.

5.                                       Conditions, Representations and Warranties.

(a)                                  Financial Reporting.

Company will deliver, or cause to be delivered, to Trust each of the following, which shall be in form and detail acceptable to Trust:

(i) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Company (or to the extent an automatic filing extension has been requested by Company required to deliver financial statements under this section, 105 days after the end of each fiscal year of the Company, a copy of its audited but “not as yet filed” draft 10-KSB, with auditor’s opinion, within the initial ninety (90) day period) Company’s audited financial statements with a report of PCAOB-approved independent certified public accountants of recognized standing selected by Company (the “Accountants”), which annual financial statements shall be without qualification, excepting a “going concern” qualification, and shall include Company’s balance sheet as at the end of such fiscal year and the related statements of Company’s income, retained earnings and cash flows for the fiscal year then ended, prepared, on a consolidating and consolidated basis to include all Subsidiaries and Affiliates of Company (if any), all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by the Accountants; and (ii) a certificate of Company’s President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

(ii) As soon as available and in any event within forty five (45) days after the end of each quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of Company as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include all Subsidiaries and Affiliates of Company (if any), in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of Company’s President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto.

These obligations may be satisfied by provision of copies of Company’s most recent registration statements and annual, quarterly, monthly or other regular reports that Company files with the Securities and Exchange Commission (the “SEC”), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as the Company shall send to its stockholders.

6. Additional Representations and Warranties.

Company hereby represents and warrants to Trust as follows:

(a)                                  Organization, Good Standing and Qualification.

It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of the State of Nevada and, as the case may be, has the power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (i) execute and deliver this Agreement and any Ancillary Agreements, (ii) to issue the Shares, (iii) to issue the Warrants and the shares of common stock issuable upon conversion of the Warrants, and to (iv) carry out the provisions of this Agreement and any Ancillary Agreements and to carry on its business as presently conducted.

(b)                                 Capitalization; Voting Rights.

(i)                                     The authorized capital stock of the Parent, as of the date hereof consists of 300,000,000 shares, of which 275,000,000 are shares of Common Stock, par value $0.0001 per share, 148,033,884 shares of which are issued and outstanding, and 25,000,000 are shares of preferred stock, par value $0.0001 per share of which no shares of preferred stock are issued and outstanding.

(ii)                                  There are no shares reserved for issuance under any stock option plans, although Company reserves the right to adopt any such lawful plan.

(iii)                               There are 17,287,664 shares reserved for issuance upon the exercise of warrants granted by Company; these shares will be issued for cash at prices ranging from $1.00 to $10.00, but without cashless exercise rights.

(iv)                              There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements other than those set out herein, and neither the issuance of the Shares or the issuance of shares upon the exercise of the Warrants will result in a change in the price or number of any securities of the Company outstanding under anti-dilution or other similar provisions contained in or affecting any such securities.

(v)                                 All issued and outstanding shares of the Company’s common stock; Have been duly authorized and validly issued and are fully paid and non-assessable; and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(vi)                              The rights, preferences, privileges and restrictions of the Shares or shares to be issued upon the exercise of the Warrants are as stated in Company’s Certificate of Incorporation (the “Charter”), and the shares to be issued upon exercise of the Warrants have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and Company’s Charter, the Shares and shares to be issued upon exercise of the Warrants will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances; provided, however, that such securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

(c)                                  Authorization; Binding Obligations.

All corporate action necessary for the authorization of this Agreement and any Ancillary Agreements, the performance of all of its obligations hereunder on the Closing Date and the authorization, issuance and delivery of the Shares and the Warrants has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered and to the extent it is a party thereto, will be its valid and binding obligation enforceable in accordance with the terms hereof, except:

(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(ii) general principles of equity that restrict the availability of equitable or legal remedies.

(d)                                 Liabilities.

The Company has no liabilities, except current liabilities incurred in the ordinary course of business, including, specifically, liabilities under its lease agreement with the City of Albuquerque for the Diamond Eagle-II airport hanger and office facilities, due to any officer, director or employee under Employment Agreements, or due to related parties under an airplane lease agreement.

(e)                                  Agreements; Action.

Excepting those liabilities set out herein, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which it is a party or to its knowledge by which it is bound which may involve:

(i)                                     Obligations (contingent or otherwise) of, or payments to, it in excess of $50,000 (other than obligations of, or payments to, it arising from purchase or sale agreements or agreements evidencing Purchase Money Indebtedness, in each case, entered into in the ordinary course of business); or the transfer or license of any patent, copyright, trade secret or other proprietary right to or from it; or

(ii)                                  provisions restricting the development, manufacture or distribution of the FF-1080-300 aircraft

(iii)                               indemnification by it with respect to infringements of proprietary rights.

Since December 31, 2004, (the “Balance Sheet Date”) the Company has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations or as set out above) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; made any loans or advances to any Person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses; or sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its Inventory and/or disposition of outdated, surplus or worn out equipment, so long as, in each case, such sale or disposition is in the ordinary course of business.

(f)                                    The Company maintains disclosure controls and procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in the reports that it may file or submit under the Securities Act or Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the SEC.

(g)                                 The Company makes and keeps books, records, and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets. It maintains internal control over financial reporting (“Financial Reporting Controls”) designed by, or under the supervision of, its principal executive and principal financial officers, and effected by its board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that:

(i) transactions are executed in accordance with management’s general or specific authorization;

(ii) unauthorized acquisition, use, or disposition of Company assets that could have a material effect on the financial statements are prevented or timely detected;

(iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that its receipts and expenditures are being made only in accordance with authorizations of Company’s management and board of directors;

(iv) transactions are recorded as necessary to maintain accountability for assets; and

(v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(h)                                 To the extent that the rules issued by the SEC implementing Section 404 of the Sarbanes-Oxley Act of 2002 are applicable to Company, there are no weaknesses in any of its Disclosure Controls or Financial Reporting Controls that would be required to be disclosed in any Securities Act or Exchange Act Filings, except as so disclosed.

(i)                                     Obligations to Related Parties.

Except as set forth above it has no obligations to its officers, directors, stockholders or employees other than:

(i) for payment of salary for services rendered and for bonus payments;

(ii) reimbursement for reasonable expenses incurred on its behalf;

(iii) for other standard employee benefits made generally available to all employees; and

(iv) obligations listed in its financial statements or to be disclosed in any of Company’s Securities Act or Exchange Act Filings.

Except as described above, none of its officers, directors or, to the best of its knowledge, key employees or stockholders, or any members of their immediate families, are indebted to it, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any Person with which it is affiliated or with which it has a business relationship, or any Person which competes with it, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with it. Except as described above, none of its officers, directors or stockholders, or any member of their immediate families, is, directly or indirectly, interested in any material contract with it and no agreements, understandings or proposed transactions are contemplated between it and any such Person. Except as set forth above, it is not a guarantor or indemnitor of any indebtedness of any other Person.

(j)                                     Changes.

Since December 31, 2004, except as disclosed above, there has not been:

(i) any change in its business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects, which, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

(ii) any resignation or termination of any of its officers, key employees or groups of employees;

(iii) any material change, except in the ordinary course of business, in its contingent obligations by way of guaranty, endorsement, indemnity, warranty or otherwise;

(iv) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v) any waiver by it of a valuable right or of a material debt owed to it;

(vi) any direct or indirect material loans made by it to any of its stockholders, employees, officers or directors, other than advances made in the ordinary course of business;

(vii) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(viii) any declaration or payment of any dividend or other distribution of its assets;

(ix) any labor organization activity related to it;

(x) any debt, obligation or liability incurred, assumed or guaranteed by it, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(xi) any sale, assignment or transfer of any Intellectual Property or other intangible assets;

(xii) any change in any material agreement to which it is a party or by which either it is bound which, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xiii) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(k)                                  Title to Properties and Assets; Liens, Etc.

Except as set forth above, it has good and marketable title to its respective properties and assets, and good title to its leasehold interests, in each case subject to no Lien, other than Permitted Liens.

All facilities, Equipment, Fixtures, vehicles and other properties owned, leased or used by it are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used subject to normal wear and tear. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

(I)                                    Intellectual Property.

The Company holds a license from Dupont for certain Intellectual Property related to the development and manufacture of the FF-1080-300 aircraft, and certain related systems. Subject to the terms of such license and related Employment Agreement:

(i)                                     It owns or possesses sufficient legal rights to all Intellectual Property necessary for its businesses as now conducted and, to its knowledge as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to its Intellectual Property, nor is it bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person other than as set forth above.

(ii)                                  It has not received any communications alleging that it has violated any of the Intellectual Property or other proprietary rights of any other Person, nor is it aware of any basis therefore.

(iii)                               It does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by it, except for inventions, trade secrets or proprietary information that have been rightfully licensed or assigned to it.

(m)                               Compliance with Other Instruments.

It is not in violation or default of any term of its Charter or Bylaws, or any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause, has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares and Warrants each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any Lien upon any of its properties or assets or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it, its businesses or operations or any of its assets or properties.

(n)                                 Litigation.

There is no action, suit, proceeding or investigation pending or, to its knowledge, currently threatened against it that prevents it from entering into this Agreement or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or could result in any change in its current equity ownership, nor is it aware that there is any basis to assert any of the foregoing. It is not a party to or subject to the provisions of any order; writ, injunction, judgment or decree of any court or government agency or instrumentality.

(o)                                 Tax Returns and Payments.

It has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by it on or before the Closing Date, have been paid or will be paid prior to the time they become delinquent. It has not been advised:

(i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(ii) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

(p)                                 Registration Rights and Voting Rights.

Trust has been advised that Company intends to file a Form SB-2 registration statement with the Securities and Exchange Commission covering 118,043,884 of its common shares held by non-affiliated shareholders. Excepting this registration statement, Company has not granted any rights to register any of its presently outstanding securities or any of its securities that may hereafter be issued. 20,000,000 of the shares to be registered are subject to a voting agreement that reserves to Dupont the right to vote such shares until such time as they are sold.

(q)                                 Compliance with Laws; Permits.

Company is not in violation of the Sarbanes-Oxley Act of 2002, to the extent applicable, or any SEC related regulation or rule or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Shares or Warrants, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing Date, as will be filed in a timely manner. It has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r)                                    Environmental and Safety Laws.

Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except in the ordinary course of its business, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by it or any of its Subsidiaries or, to its knowledge, by any other Person on any property owned, leased or used by it or any of its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(i) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; and

(ii) any petroleum products or nuclear materials.

(s)                                  Valid Offering.

Assuming the accuracy of the representations and warranties of Trust contained in this Agreement, the offer and issuance of the Shares and Warrants to Trust will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(t)                                    Full Disclosure.

It has provided Trust with all information requested in connection with Trust’s decision to enter into this Agreement, including all information Company believes is reasonably necessary to make such investment decision. To the best of Company’s knowledge, neither this Agreement nor any other document delivered by it or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to Trust by it were based on its experience in the industry and on assumptions of fact and opinion as to future events which it, at the date of the issuance of such projections or estimates, believed to be reasonable and have been prepared in accordance with the standards applicable to the preparation of projections for publicly traded companies.

(u)                                 Insurance.

It has general commercial, product liability, fire and casualty insurance policies with coverages that it believes are customary for companies similarly situated to it in the same or similar business.

(v)                                 No Integrated Offering.

Neither Company nor any Person acting on its or their behalf has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares and Warrants pursuant to this Agreement to be integrated with prior offerings by it for purposes of the Securities Act which would prevent it from issuing the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will it or any of its Affiliates take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

(w)                               Stop Transfer.

The Shares and Warrants, and any shares issued upon exercise of the Warrants, are or will be restricted securities as of the date of this Agreement. Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Shares, Warrants, and any shares issued upon exercise of the Warrants, at such time as these securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

(x)                                   Dilution.

Company specifically acknowledges that its obligation to issue shares of common stock upon exercise of the Warrants is binding and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of Company.

(y)                                 Patriot Act.

Company certifies that, to the best of its knowledge, it has not been designated, nor is or shall be owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. It hereby acknowledges that Trust seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, it hereby represents, warrants and covenants that: (i) none of the cash or property that it will pay or will contribute to Trust has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by it to Trust to the extent that they are within its control shall cause Trust to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. It shall promptly notify Trust if any of these representations, warranties and covenants ceases to be true and accurate.

7.                                       Additional Representations and Warranties.

Trust represents and warrants to Company as follows:

(a)                                  Organization, Good Standing and Qualification.

It is a trust duly organized, validly existing and in good standing under the laws of its jurisdiction of the Republic of Mauritius and, as the case may be, has the power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (i) execute and deliver this Agreement and any Ancillary Agreements, (ii) to receive and hold the Shares, (iii) to receive and hold the Warrants and the shares of common stock issuable upon conversion of the Warrants, and to (iv) carry out the provisions of this Agreement and any Ancillary Agreements and to carry on its business as presently conducted.

(b)                                 Authorization; Binding Obligations.

All action necessary for the authorization of this Agreement and any Ancillary Agreements, the performance of all of its obligations hereunder on the Closing Date and the receipt of the Shares and the Warrants has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered and to the extent it is a party thereto, will be its valid and binding obligation enforceable in accordance with the terms hereof, except:

(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(ii) general principles of equity that restrict the availability of equitable or legal remedies.

(c)                                  Compliance with Other Instruments.

It is not in violation or default of any term of its Trust Agreement, or any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause, has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement, and the receipt of the Shares and Warrants each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any Lien upon any of its properties or assets or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it, its businesses or operations or any of its assets or properties.

(d)                                 Patriot Act.

Trust certifies that, to the best of its knowledge, it has not been designated, nor is or shall be owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. It hereby acknowledges that Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, it hereby represents, warrants and covenants that: (i) none of the cash or property that it will pay or will contribute to Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by Trust to Company to the extent that they are within its control shall cause Company to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. It shall promptly notify Company if any of these representations, warranties and covenants ceases to be true and accurate.

(e)                                  Investment Representations.

Trust understands that the Shares and Warrants are being offered pursuant to an exemption from registration contained in the Securities Act based in part upon Trust’s representations contained in this Agreement, including, without limitation, that Trust is an “accredited investor” within the meaning of Regulation D under the Securities Act. Trust has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and Warrants to be issued to it under this Agreement and the shares to be acquired by it upon the exercise of the Notes.

(f)                                    Trust Bears Economic Risk.

Trust has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Company so that it is capable of evaluating the merits and risks of its investment in Company and has the capacity to protect its own interests. Trust must bear the economic risk of this investment until the Shares, Warrants or shares issuable upon exercise of the Warrants are sold pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from registration is available.

(g)                                 Investment for Own Account.

The Shares and Warrants are being issued to Trust for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution, except as provided herein.

(h)                                 Trust Can Protect Its Interest.

Trust represents that by reason of its, or of its management’s, business and financial experience, it has the capacity to evaluate the merits and risks of its investment in the Shares and Warrants and to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Trust is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(i)                                     Accredited Investor.

Trust represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(j)                                     Shorting.

Neither Trust nor any of its Affiliates or investment partners has, will, or will cause any Person, to directly engage in “short sales” of Company’s common stock as long as any portion of the total funding amount remains outstanding.

8.                                       Term of the Agreement.

Trust’s agreement to exercise the Warrants and otherwise extend financial accommodations under and in accordance with the terms of this Agreement shall continue in full force and effect until the expiration of the Term, 720 days from execution, unless such term is extended by agreement of the parties. At Company’s election following the occurrence of an Event of Default by reason of a failure of the funding obligation, Company may terminate this Agreement, and demand return of all Shares and unexercised Warrants, along with any dividend paid on such returned Shares. The termination of the Agreement shall not affect any of Trust’s or Company’s rights hereunder or any Ancillary Agreement and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been irrevocably disposed of, concluded or liquidated.

8.                                       Events of Default.

The occurrence of any of the following shall constitute an “Event of Default”:

(a)                                  Failure by the Trust to make payment of any of the Obligations by exercise of the Warrants necessary to provide the minimum funding requirement by the 540th day following execution of this Agreement, and such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

(b)                                 Failure by Company to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are promptly provided on Company’s books.

(c)                                  Failure to perform under, and/or committing any breach of, in any material respect, this Agreement or any covenant contained herein, which failure or breach shall continue without remedy for a period of thirty (30) days after the occurrence thereof.

(d)                                 Any representation, warranty or statement made by Company or Trust in any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should prove to be false or misleading in any material respect on the date as of which made or deemed made.

(e)                                  Attachments or levies in excess of $ 100,000 in the aggregate are made upon Company’s assets or a judgment is rendered against any Company’s property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within thirty (30) days from the entry thereof.

(f)                                    Any change in any Company’s condition or affairs (financial or otherwise) which in Trust’s reasonable, good faith opinion, could reasonably be expected to have a Material Adverse Effect;

(g)                                 Company shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to without challenge within ten (10) days of the filing thereof, or failure to have dismissed within forty-five (45) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

(h)                                 Company shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business.

(i)                                     Company directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any assignment, transfer or conveyance of any assets of Company or any interest therein, except as permitted herein.

(j)                                     The occurrence of (i) a change in the controlling ownership of Company or (ii) the departure of either Dupont or Boland from senior management of the Company; provided that, an Event of Default under clause (j)(ii) shall not arise solely as a result of the departure of either Dupont or Boland to the extent a successor thereto, reasonably satisfactory to Trust, shall be appointed within ninety (90) days thereof.

(k)                                  The indictment or threatened indictment of Company or any executive officer of Company under any criminal statute, or commencement or threatened commencement of criminal or civil proceeding against Company or any executive officer of Company pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of Company to the extent, in the case of civil proceedings only, such forfeiture could reasonably be expected to result in a Material Adverse Effect.

(l)                                     Company’s attempt to terminate, challenges the validity of, or its liability under this Agreement or any Ancillary Agreement, or any proceeding shall be brought to challenge the validity, binding effect of any Ancillary Agreement or any Ancillary Agreement ceases to be a valid, binding and enforceable obligation of Company (to the extent such Persons are a party thereto).

(m)                               An SEC stop trade order or trading suspension of the Common Stock shall be in effect for twenty (20) consecutive days, excluding in all cases a suspension of all trading in the trading markets, provided that Company shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another principal market within sixty (60) days of such notice.

(n)                                 Company’s failure to deliver common stock to Trust pursuant to and in the form required by the Warrants and this Agreement, if such failure to deliver common stock shall not be cured within two (2) Business Days.

10.                                 Remedies.

Following the occurrence and during the continuance of an Event of Default, Company shall have the right to demand repayment in full of all Obligations, whether or not otherwise due, and return of all Shares and unexercised Warrants. Trust shall have, in addition to all other rights provided herein and in each Ancillary Agreement, the rights and remedies for breach, including for specific performance by delivery of shares to be issued upon exercise of the Warrants under other applicable law, all other legal and equitable rights to which Trust may be entitled, including the right to take immediate possession of any Shares necessary to effect the exercise. Trust further reserves the right to apply for the appointment of a receiver for Company or its property.

11.                                 Waivers.

To the full extent permitted by applicable law, Company hereby waives (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of this Agreement and any Ancillary Agreements or any other notes, commercial paper, Accounts, contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Trust on which Company may in any way be liable, and hereby ratifies and confirms whatever Trust may do in this regard; (b) all rights to notice and a hearing prior to Trust taking possession or control of any Shares in equal amounts to any validly exercised Warrants; and (c) the benefit of all valuation, appraisal and exemption laws. Company acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement and the transactions evidenced hereby and thereby.

12.                                 Expenses.

Each party shall bear its own out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement. The parties shall each pay actual charges for all bank related services (including wire transfers) performed or caused to be performed by either of them, but Company shall be responsible for any fees charged by its Transfer Agent in connection with its compliance with the terms of this Agreement. If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction between any Company and Trust, the parties each agree to pay such amounts as may be imposed or levied.

13.                                 Assignment By Trust.

Without consent of Company, Trust may not transfer or assign the Warrants, or suffer the Shares to any manner of hypothecation.

14.                                 No Waiver; Cumulative Remedies.

Failure by Trust or Company to exercise any right, remedy or option under this Agreement, any Ancillary Agreement or any supplement hereto or thereto or any other agreement between or among Company and Trust or delay by either of them in exercising the same, will not operate as a waiver. No waiver will be effective unless it is in writing and then only to the extent specifically stated. The parties’ rights and remedies under this Agreement and any Ancillary Agreements will be cumulative and not exclusive of any other right or remedy which either of them may have.

15.                                 Indemnity.

Each party Company hereby jointly and severally indemnify and hold the other, and its respective affiliates, employees, attorneys and agents (each, an “Indemnified Person”), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including reasonable attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of the other’s failure with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, any Ancillary Agreements or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY COMPANY OR TO ANY

OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

16.                                 Revival.

The parties agree that to the extent any delivery of securities or compliance with a funding obligation that is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said delivery or payment had not been made.

29. Notices. Any notice or request hereunder may be given to Company, Company Agent or Trust at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) Business Days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

Notices shall be provided as follows:

If to Trust:	PacifiCorp Funding Partners Trust
c/o 40 Gerard Street
London, England W1V 7 LP
Attention: Fergus Anstock, Esq.
	Telephone:	+44(0)20 7287 5688
	Telecopier:	+44(0)14 8171 3112

If to any Company, or
Company Agent:	c/o Utilicraft Aerospace Corp.
554 Briscoe Boulevard
Lawrenceville, GA 30045
	Attention:	John J. Dupont
R. Darby Boland
	Telephone:	(678) 376-0898
	Facsimile:	(678) 376-9093

With a copy to:	Phillip W. Offill, JR.
Godwin Gruber LLP
1201 Elm St., 17th Fl.
Dallas, TX 75270
	Telephone:	(214) 939-4469
	Facsimile:	(214) 760-7332

or such other address as may be designated in writing hereafter in accordance with this Section 16 by such

Person.

17. Governing Law, Jurisdiction and Waiver of Jury Trial.

(a)       THIS AGREEMENT AND THE ANCILLARY AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b)      EACH COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LAS VEGAS, CLARK COUNTY, NEVADA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY COMPANY, ON THE ONE HAND, AND LAURUS, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT LAURUS AND EACH COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH COMPANY HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON- CONVENIENS. EACH COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO COMPANY AGENT AT THE ADDRESS SET FORTH IN SECTION 16 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF COMPANY AGENT’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(c)       THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

18.                                 Limitation of Liability.

Company and Trust acknowledge and understand that in order to assure payment of the Obligations hereunder Trust may be required to exercise any and all of its rights and remedies hereunder and agree that, except as limited by applicable law, neither Trust nor any of Trust’s agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith.

19.                                 Entire Understanding; Maximum Interest.

This Agreement and any Ancillary Agreements contain the entire understanding among between Company and Trust as to the subject matter hereof and thereof and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by Company’s and

Trust’s respective officers. Neither this Agreement, any Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the parry to be charged. Nothing contained in this Agreement, any Ancillary Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law.

20.                                 Severability.

Wherever possible each provision of this Agreement or any Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

21.                                 Survival.

The representations, warranties, covenants and agreements made herein shall survive any investigation made by Company or Trust and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of Company or Trust pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by Company or Trust hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and any Ancillary Agreements and the making and payment of the Obligations.

22.                                 Captions.

All captions are and shall be without substantive meaning or content of any kind whatsoever.

23.                                 Counterparts; Telecopier Signatures.

This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

24.                                 Construction.

The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

25.                                 Publicity.

Trust hereby authorizes Company to make appropriate announcements of the financial arrangement entered into by and between Company and Trust, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Company shall in its sole and absolute discretion deem appropriate, or as required by applicable law.

26.                                 Legends.

The Shares, Warrants and any shares issued upon execution of the Warrants shall bear legends as follows;

(a) The Warrants shall bear substantially the following legend:

“THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS

WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO UTILICRAFT AEROSPACE CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(B) The Shares shall bear substantially the following legend:

“THESE COMMON SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE COMMON SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THESE COMMON SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO UTILICRAFT AEROSPACE CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.”

[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Master Financing Agreement as of the date first written above.

UTILICRAFT AEROSPACE CORP.

By:	/s/ John J. Dupont
Name: John J. Dupont
Title: President

PACIFICORP FUNDING PARTNERS TRUST

By:
Name: Fergus Anstock
Title: Trustee/Protector